SEC 873 (06/2003)

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934

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                         Date of Report: November 18, 2003

                            BIMS RENEWABLE ENERGY Inc.

               (Exact Name of Registrant as Specified in Charter)

         FLORIDA                     000-32663                65-0909206

         --------                    ---------                ----------

(State or other jurisdiction        (Commission             (IRS Employer

      of incorporation)             File Number)             Identification No.)

   14  PLACE DU COMMERCE,SUITE 388, MONTREAL, QUEBEC             H3E 1T5

   --------------------------------------------                  -------

     (Address of principal executive offices)                   (Zip code)

Registrant's telephone number, including area code:  (514) 362-8188

                                                     --------------

ITEM 5.  Other Events and Regulation FD Disclosure.

        Due to the reorganization of the company and its management,

 Mr. Abdel Jabbar Abouelouafa has been nominated General Manager of Planning, Organizational Strategy and International relations departments and remain Chairman of the board of directors.

 Effective date: November 14,2003

 Mr. Yves Renaud has been nominated Executive President and General Manager of Finance, Operations, Projects Management and Human Resources  departments and remain secretary and treasurer and director.

 Effective date: November 14,2003

Mr. Abdel Jabbar Abouelouafa resigned as President.

Effective date of resignation :November 14,2003

Mr. Maurice Robert resigned as Directors for personal reasons.

Effective date of resignation :November 11,2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BIMS RENEWABLE ENERGY Inc.

Date:  November 18, 2003            By: /s/ Yves C. Renaud

                                   -------------------------------------

                                    Name:  Yves C. Renaud

                                    Its:   President,